Exhibit 10.1
AMENDMENT, WAIVER AND CONSENT
AMENDMENT, WAIVER AND CONSENT (this “Consent”), dated as of April 27, 2010, with respect to the Credit Agreement dated as of May 25, 2007 (as modified by that certain Amendment, Resignation, Waiver, Consent and Appointment Agreement dated as of June 4, 2009, the “Credit Agreement”) among VERINT SYSTEMS INC. (the “Borrower”), the LENDERS from time to time party thereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch), as Administrative Agent (the “Administrative Agent”).
WHEREAS, Sections 6.1(a) and 6.2(a), (b) and (d) of the Credit Agreement require the Borrower to furnish to the Administrative Agent (on behalf of the Lenders) after the end of each fiscal year of the Borrower certain financial statements (and an audit report with respect thereto) and certain certificates and a management discussion and analysis (“MD&A”) with respect to such fiscal year (all such required financial statements and other deliverables, the “Annual Financial Deliverables”); and
WHEREAS, the Borrower has requested that the Lenders extend the due date for delivery of the Annual Financial Deliverables for the Borrower’s fiscal quarter and year ended January 31, 2010 to June 1, 2010; and
WHEREAS, the Borrower has further requested that Section 6.2(d) of the Credit Agreement, which requires the Borrower to deliver a quarterly MD&A to the Administrative Agent, be clarified such that the deadline for such delivery for the fourth fiscal quarter of any fiscal year be coterminous with the deadline for delivery of the Borrower’s financial statements for such fiscal year.
NOW, THEREFORE, the parties hereto agree as follows:
Section 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2. Limited Consent and Waiver. At the request of the Borrower, the Lenders hereby extend to June 1, 2010 the due date for delivery of the Annual Financial Deliverables with respect to the Borrower’s fiscal quarter and year ended January 31, 2010, and waive any Default and/or Event of Default otherwise resulting from the Borrower’s failure to deliver the same prior to such date. The consent and waiver granted pursuant to this Section 2 shall be limited precisely as written, and shall not extend to any other Default (including, for avoidance of doubt, any Default that may exist after June 1, 2010).

Section 3. Amendment. Section 6.2(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(d) within 45 days (or, in the case of the fourth fiscal quarter of any fiscal year, 90 days) after the end of each fiscal quarter of the Borrower commencing with the fiscal quarter ending July 31, 2008, a narrative discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the comparable periods of the previous year; and”.
Section 4. Representations of the Borrower. The Borrower represents and warrants that, immediately after giving effect to this Consent, (i) the representations and warranties of the Loan Parties set forth in Section 4 of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof, except in each case to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing as of the date hereof.
Section 5 Effectiveness. This Consent shall become effective on the first date on which all of the following conditions have been satisfied: (a) this Consent shall have been executed by the Borrower and the Required Lenders, (b) the Administrative Agent shall have received from the Borrower a fee for the account of each Lender that has executed and delivered a signature page hereto to the Administrative Agent no later than 5 p.m. (New York time) on April 23, 2010 (or such later deadline, if any, as may be agreed to by the Borrower and indicated by the Administrative Agent to the Lenders for receipt of signatures) in an amount equal to ten basis points of the sum of such Lender’s outstanding principal amount of Term Loans and Revolving Credit Commitment (whether used or unused), and (c) any fees and expenses owing to the Administrative Agent (or its affiliates), as separately agreed to in writing by the Borrower and the Administrative Agent (or its affiliates) and invoiced to the Borrower in reasonable detail prior to the date hereof, shall have been paid in full.
Section 6. Governing Law. This Consent shall be governed by and construed in accordance with the laws of the State of New York.
Section 7. Counterparts. This Consent may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

2

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the date first above written.

BORROWER VERINT SYSTEMS INC.
By:	/s/ Douglas E. Robinson
	Name:	Douglas E. Robinson
	Title:	Chief Financial Officer

ADMINISTRATIVE AGENT CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:	/s/ Karl M. Studer
	Name:	Karl M. Studer
	Title:	Director

By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate

LENDER

ABS Loans 2007 Limited, a subsidiary of
Goldman Sachs Institutional Funds II PLC

By:	/s/ Simon Firbank

Name: Simon Firbank
Title: Authorized Signatory

LENDER

Ares XII CLO Ltd.

By: Ares CLO Management XII, L.P., its Asset Manager By: Ares CLO GP XII, LLC, its General Partner By Ares Management LLC, its Manager

By:	/s/ Americo Cascella

Name: Americo Cascella Title: Authorized Signatory

LENDER

Confluent 2 Limited
By: Ares Private Account Management I, L.P., its Sub-Manager By: Ares Private Account Management I GP, LLC, its General Partner By: Ares Management LLC, as Manager

By:	/s/ Americo Cascella

Name:
Title: Authorized Signatory

LENDER

Ares Enhanced Loan Investment Strategy III, Ltd.
By: Ares Enhanced Loan Management III, L.P., its Portfolio Manager By: Ares Enhanced Loan III GP, LLC, its General Partner By: Ares Management LLC, its Manager

By:	/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

LENDER

Future Fund Board of Guardians
By: Ares Enhanced Loan Investment Strategy
Advisor IV, L.P., its Investment Manager
(on behalf of the Elis IV Sub Account)
By: Ares Enhanced Loan Investment Strategy
Advisor IV GP, LLC, its General Partner
By: Ares Management LLC, its Managing Member

By:	/s/ Americo Cascella

Name: Americo Cascella
Title: Authorized Signatory

LENDER

Ares Enhanced Credit Opportunities Fund Ltd.
By: Ares Enhanced Credit Opportunities Fund Management, L.P., its Manager By: Ares Enhanced Credit Opportunities Fund Management GP, LLC, as General Partner By: Ares Management LLC, its Manager

By:	/s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Authorized Signatory

LENDER

Ares Institutional Loan Fund B.V.
By: Ares Management Limited, its Investment Advisor

By:	/s/ John Leupp

Name: John Leupp
Title: Authorized Signatory

LENDER

Sei Institutional Investments Trust
Enhanced LIBOR Opportunities Fund By: Ares Management LLC, as Portfolio Manager

By:	/s/ John Leupp

Name: John Leupp
Title: Authorized Signatory

LENDER

SEI Institutional Managed Trust Enhanced Income Fund
By: Ares Management LLC, as Portfolio Manager

By:	/s/ John Leupp

Name: John Leupp
Title: Authorized Signatory

LENDER

Barclays Bank PLC

By:	/s/ Eduardo Reyes

Name: Eduardo Reyes
Title: Authorized Signatory

LENDER

Bushnell Loan Fund II, Ltd.

By:	/s/ Patrick M. Cook

Name: Patrick M. Cook Title: Assistant Vice President

LENDER

Atrium CDO

By:	/s/ Louis Farano

Name: Louis Farano Title: Authorized Signatory

LENDER

Atrium II

By:	/s/ Louis Farano

Name: Louis Farano Title: Authorized Signatory

LENDER

Atrium III

By:	/s/ Louis Farano

Name: Louis Farano Title: Authorized Signatory

LENDER

Atrium IV

By:	/s/ Louis Farano

Name: Louis Farano Title: Authorized Signatory

LENDER

Atrium V
By: Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

Atrium VI
By: Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

Castle Garden Funding

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

Credit Suisse Dollar Senior Loan Fund, Ltd.
By: Credit Suisse Alternative Capital Inc., as Investment Manager

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

Credit Suisse Syndicated Loan Fund
By: Credit Suisse Alternative Capital, Inc., as Agent (Subadvisor) for Credit Suisse Asset management (Australia) Limited, the Responsible Entity for Credit Suisse Syndicated Loan Fund

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

CSAM Funding I

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

CSAM Funding II

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

CSAM Funding III

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

CSAM Funding IV

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

Madison Park Funding I, Ltd.

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

Madison Park Funding II, Ltd.
By: Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

Madison Park Funding III, Ltd.
By: Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

Madison Park Funding IV, Ltd.
By: Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

Madison Park Funding V, Ltd.
By: Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

Madison Park Funding VI, Ltd.
By: Credit Suisse Alternative Capital, Inc., as Collateral Manager

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

BA/CSCredit 1 LLC
By: Credit Suisse Alternative Capital, Inc., as Investment Manager duly appointed by Verizon Investment Management Corp. in its capacity as Managing Member of CA/CSCredit 1 LLC

By:	/s/ Louis Farano

Name: Louis Farano
Title: Authorized Signatory

LENDER

First Trust/Four Corners Senior Floating
Rate Income Fund
By: Four Corners Capital Management, LLC as Sub-Advisor

By:	/s/ Drew R. Sweeney

Name: Drew R. Sweeney
Title: Sr. Vice President

LENDER

First Trust/Four Corners Senior Floating
Rate Income Fund II
By: Four Corners Capital Management, LLC as Sub-Advisor

By:	/s/ Drew R. Sweeney

Name: Drew R. Sweeney
Title: Sr. Vice President

LENDER

SFR, Ltd.
By: Four Corners Capital Management, LLC as Collateral Manager

By:	/s/ Drew R. Sweeney

Name: Drew R. Sweeney
Title: Sr. Vice President

LENDER

The Foothill Group, Inc.

By:	/s/ Greg Apkarian

Name: Greg Apkarian
Title: Vice President

LENDER

Foothill CLO I, Ltd.
By: The Footfill Group, Inc., as attorney-in-fact

By:	/s/ Greg Apkarian

Name: Greg Apkarian
Title: Managing Member

LENDER

General Electric Capital Corporation

By:	/s/ Jeffrey Skinner

Name: Jeffrey Skinner
Title: Duly Authorized Signatory

LENDER

Genesis CLO 2007-2 Ltd.
By: LLCP Advisors LLC as Collateral Manager

By:	/s/ Tejs Broberg Name: Tejs Broberg
Title: Vice President

LENDER

GGC Finance Partnership, L.P.

By:	/s/ Rob Stobo Name: Rob Stobo
Title: Director

LENDER

GoldenTree Leverage Loan Financing I, Limited
By: GoldenTree Leverage Loan Manager LLC

By:	/s/ Karen Weber Name: Karen Weber
Title: Director — Bank Debt

LENDER

GoldenTree Capital Opportunities, LP
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director — Bank Debt

LENDER

GoldenTree Loan Opportunities III, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber Name: Karen Weber
Title: Director — Bank Debt

LENDER

GoldenTree Loan Opportunities IV, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber Name: Karen Weber
Title: Director — Bank Debt

LENDER

GoldenTree Loan Opportunities V, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber Name: Karen Weber
Title: Director — Bank Debt

LENDER

GoldenTree Loan Opportunities Financing I, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber Name: Karen Weber
Title: Director — Bank Debt

LENDER

Chelsea Park CLO Ltd.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

Essex Park CDO Ltd.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

FM Leveraged Capital Fund I
By: GSO/BLACKSTONE Debt Funds Management LLC as subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

FM Leveraged Capital Fund II
By: GSO/BLACKSTONE Debt Funds Management LLC as subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

FriedbergMilstein Private Capital Fund I
By: GSO/BLACKSTONE Debt Funds Management LLC as subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

Gale Force 1 CLO, Ltd.
By: GSO/BLACKSTONE Debt Funds Management LLC as subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

Gale Force 2 CLO, Ltd.
By: GSO/BLACKSTONE Debt Funds Management LLC as subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

Gale Force 3 CLO, Ltd.
By: GSO/BLACKSTONE Debt Funds Management LLC as subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

Gale Force 4 CLO, Ltd.
By: GSO/BLACKSTONE Debt Funds Management LLC as subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

Hudson Straits CLO 2004, Ltd.
By: GSO/BLACKSTONE Debt Funds Management LLC as subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

Inwood Park CDO Ltd.
By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

Lafayette Square CDO Ltd.
By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

Monument Park CDO Ltd.
By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

Prospect Park CDO Ltd.
By: Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

Tribeca Park CLO Ltd.
By: GSO/BLACKSTONE Debt Funds Management LLC as subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith Name: Daniel H. Smith Title: Authorized Signatory

LENDER

Gulf Stream-Compass CLO 2004-1, Ltd
By: Gulf Stream Asset Management LLC as Collateral Manager

Gulf Stream-Compass CLO 2005-1, Ltd
By: Gulf Stream Asset Management LLC as Collateral Manager

Gulf Stream-Compass CLO 2005-II, Ltd
By: Gulf Stream Asset Management LLC as Collateral Manager

Gulf Stream-Sextant CLO 2006-1, Ltd
By: Gulf Stream Asset Management LLC as Collateral Manager

Gulf Stream-Rashinban CLO 2006-1, Ltd
By: Gulf Stream Asset Management LLC as Collateral Manager

Gulf Stream-Sextant CLO 2007-1, Ltd
By: Gulf Stream Asset Management LLC as Collateral Manager

Gulf Stream-Compass CLO 2007, Ltd
By: Gulf Stream Asset Management LLC as Collateral Manager

Neptune Finance CCS, Ltd
By: Gulf Stream Asset Management LLC as Collateral Manager

By:	/s/ Barry K. Love Name: Barry K. Love Title: Chief Credit Officer

LENDER

The Hartford Mutual Funds, Inc., on
behalf of The Hartford Floating Rate Fund By: Hardford Investment Management Company, its sub-advisor

By:	/s/ Francesco Ossino Name: Francesco Ossino Title: Senior Vice President

LENDER

Armstrong Loan Funding, LTD
By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post Title: Operations Director

LENDER

Brentwood CLO Ltd.
By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post Title: Operations Director

LENDER

Loan Funding IV LLC
By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post Title: Operations Director

LENDER

Eastland CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Gleneagles CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Grayson CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Greenbriar CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Highland Credit Opportunities CDO Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Highland Loan Funding V Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Jasper CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Liberty CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Longhorn Credit Funding, LLC
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Red River CLO Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Republic Loan Funding, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Rockwall CDO Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Rockwall CDO II Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Southfork CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Stratford CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Loan Funding VII LLC
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Westchester CLO, Ltd.
By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Jason Post Name: Jason Post
Title: Operations Director

LENDER

Highland Credit Strategies Fund

By:	/s/ Jason Blackburn Name: Jason Blackburn
Title: Secretary and Treasurer

LENDER

Highland Floating Rate Fund

By:	/s/ Jason Blackburn Name: Jason Blackburn
Title: Secretary and Treasurer

LENDER

BLT 2009-1 Ltd.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald Name: Thomas Ewald
Title: Authorized Signatory

LENDER

CELTS 2007-1 Ltd.
By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas Ewald Name: Thomas Ewald
Title: Authorized Signatory

LENDER

Diversified Credit Portfolio Ltd.
By: INVESCO Senior Secured Management, Inc. As investment Adviser

By:	/s/ Thomas Ewald Name: Thomas Ewald
Title: Authorized Signatory

LENDER

AJM Floating Rate Fund
By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Thomas Ewald Name: Thomas Ewald
Title: Authorized Signatory

LENDER

Hudson Canyon Funding II Subsidiary
Holding Company II LLC
By: INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney in Fact

By:	/s/ Thomas Ewald Name: Thomas Ewald
Title: Authorized Signatory

LENDER

Lehman Commercial Paper Inc.

By:	/s/ Steve Shirreffs Name: Steve Shirreffs
Title: Authorized Signatory

LENDER

LightPoint CLO VIII, Ltd.
By: Neuberger Berman Fixed Income LLC as Collateral Manager

By:	/s/ Ann E. O’Halloran Name: Ann E. O’Halloran
Title: Vice President

LENDER

LightPoint CLO III, Ltd.
By: Neuberger Berman Fixed Income LLC as Collateral Manager

By:	/s/ Ann E. O’Halloran Name: Ann E. O’Halloran
Title: Vice President

LENDER

LightPoint CLO IV, Ltd.
By: Neuberger Berman Fixed Income LLC as Collateral Manager

By:	/s/ Ann E. O’Halloran Name: Ann E. O’Halloran
Title: Vice President

LENDER

LightPoint CLO V, Ltd.
By: Neuberger Berman Fixed Income LLC as Collateral Manager

By:	/s/ Ann E. O’Halloran Name: Ann E. O’Halloran
Title: Vice President

LENDER

Van Kampen Senior Loan Fund
By: Van Kampen Asset Management

By:	/s/ Ryan Kommers Name: Ryan Kommers
Title: Vice President

LENDER

Zodiac Fund — Morgan Stanley US Senior Loan Fund
By: Morgan Stanley Investment Management Inc., as Investment Manager

By:	/s/ Ryan Kommers Name: Ryan Kommers
Title: Vice President

LENDER

Van Kampen Senior Income Trust
By: Van Kampen Asset Management

By:	/s/ Ryan Kommers Name: Ryan Kommers
Title: Vice President

LENDER

QUALCOMM Global Trading, Inc.
By: Morgan Stanley Investment Management Inc., as Investment Manager

By:	/s/ Ryan Kommers Name: Ryan Kommers
Title: Vice President

LENDER

Morgan Stanley Prime Income Trust

By:	/s/ Ryan Kommers Name: Ryan Kommers Title: Vice President

LENDER

Van Kampen Dynamic Credit Opportunities Fund
By: Van Kampen Asset Management

By:	/s/ Ryan Kommers Name: Ryan Kommers
Title: Vice President

LENDER

Confluent 3 Limited
By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ Ryan Kommers Name: Ryan Kommers
Title: Vice President

LENDER

NYLIM Institutional Floating Rate Fund L.P.
By: New York Life Investment Management LLC, its Investment Manager

By:	/s/ John Cibbarelli Name: John Cibbarelli
Title: Managing Director

LENDER

MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.
By: New York Life Investment Management LLC, its Investment Manager

By:	/s/ John Cibbarelli Name: John Cibbarelli
Title: Managing Director

LENDER

MainStay VP Floating Rate Portfolio, a series of MainStay VP Series Fund, Inc.
By: New York Life Investment Management LLC, its Investment Manager

By:	/s/ John Cibbarelli Name: John Cibbarelli
Title: Managing Director

LENDER

New York Life Insurance Company

By:	/s/ John Cibbarelli Name: John Cibbarelli
Title: Managing Director

LENDER

New York Life Insurance and Annuity Corporation
By: New York Life Investment Management LLC, its Investment Manager

By:	/s/ John Cibbarelli Name: John Cibbarelli
Title: Managing Director

LENDER

PPM Monarch Bay Funding LLC

By:	/s/ Stacy Lai Name: Stacy Lai
Title: Assistant Vice President

LENDER

Serves 2006-1, Ltd.
By: PPM America Inc., as Collateral Manager

By:	/s/ Chris Kappas Name: Chris Kappas
Title: Managing Director

LENDER

PPM Grayhawk CLO, Ltd.
By: PPM America Inc., as Collateral Manager

By:	/s/ Chris Kappas Name: Chris Kappas
Title: Managing Director

LENDER

Ameriprise Certificate Company

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Assistant Vice President

LENDER

Cent CDO 10 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

LENDER

Cent CDO XI Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

LENDER

Cent CDO 12 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

LENDER

Cent CDO 14 Limited
By: RiverSource investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

LENDER

Cent CDO 15 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

LENDER

Centurion CDO VI, Ltd.
By: RiverSource Investments, LLC as Collateral Manager

By: /s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

LENDER

Centurion CDO VII Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

LENDER

Centurion CDO 8 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

LENDER

Centurion CDO 9 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Director of Operations

LENDER

RiverSource Bond Series, Inc. —
RiverSource Floating Rate Fund

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Assistant Vice President

LENDER

RiverSource Strategic Allocation Series, Inc.
— RiverSource Strategic income Allocation Fund

By:	/s/ Robin C. Stancil Name: Robin C. Stancil
Title: Assistant Vice President

LENDER

Stedman Loan Fund II, Ltd.

By:	/s/ Patrick M. Cook Name: Patrick M. Cook
Title: Assistant Vice President

LENDER

Valinor Capital Partners, L.P.

By:	/s/ Richard Lawrenson Name: Richard Lawrenson
Title: Controller

LENDER

Victoria Court CBNA Loan Funding LLC

By:	/s/ Adam Kaiser Name: Adam Kaiser
Title: Attorney-in-fact

LENDER

VZBFI L.P.(f/k/a/ YLIME Holdings)

By:	/s/ David Baylor Name: David Baylor
Title: C.O.O.

Each of the persons listed on Annex A,
severally but not jointly, as lender
By: Wellington Management Company, LLP, as Investment Advisers

By:	/s/ Robert J. Toner
Name: Robert J. Toner
Title: President & Counsel
Verint Systems
Annex A
UMC Benefit Board, Inc.
Hiscox Insurance Company (Bermuda) Ltd
Hiscox Syndicate 33
Symetra Life Insurance Company
Wellington Trust Company, National Association Multiple Common Trust Funds
Trust-Opportunistic Fixed Income Allocation Portfolio
Max Bermuda Ltd.
Stellar Performer Global Series W — Global Credit
SunAmerica Senior Floating Rate Fund, Inc.
United America Indemnity, Ltd
Wellington Trust Company, National Association Multiple Common Trust Funds
Trust, Opportunistic Investment Portfolio

LENDER

WhiteHorse I, Ltd.
By: WhiteHorse Capital Partners, L.P. as Collateral Manager
By: WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Stephen Raggio Name: Stephen Raggio
Title: Authorized Signatory

LENDER

WhiteHorse III, Ltd.
By: WhiteHorse Capital Partners, L.P. as Collateral Manager
By: WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Stephen Raggio Name: Stephen Raggio
Title: Authorized Signatory